UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF

THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): June 3, 2014

CymaBay Therapeutics, Inc.

(Exact name of Registrant as specified in its charter)

Delaware	000-55021	94-3103561
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

7999 Gateway Blvd., Suite 130

Newark, CA 94560

(Address of principal executive offices)

(510) 293-8800

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On June 3, 2014, at the 2014 Annual Meeting of Stockholders (the “Annual Meeting”) of CymaBay Therapeutics, Inc. (“CymaBay”), CymaBay’s stockholders approved the CymaBay Therapeutics, Inc. 2013 Equity Incentive Plan, as amended (the “Amended Plan”). The 2013 Equity Incentive Plan was originally approved by the Board of Directors and stockholders of CymaBay in September 2013. On March 18, 2014, the Board of Directors of CymaBay approved the Amended Plan, contingent on stockholder approval, for the purposes described below. The Amended Plan became effective immediately upon stockholder approval at the Annual Meeting.

The Amended Plan includes, among other things, (a) an increase in the aggregate number of shares of common stock authorized for issuance under the 2013 Equity Incentive Plan by 500,000 shares, and (b) confirms terms regarding eligibility for awards, per-person limits on awards and the business criteria for performance awards granted under the Amended Plan for purposes of compliance with Section 162(m) of the Internal Revenue Code.

A more complete summary of the Amended Plan is set forth in CymaBay’s definitive proxy statement for the Annual Meeting filed with the Securities and Exchange Commission on April 21, 2014 (the “Proxy Statement”). That summary and the foregoing description are qualified in their entirety by reference to the text of the Amended Plan, which is filed as Exhibit 10.1 hereto and incorporated herein by reference.

Item 5.07.	Submission of Matters to a Vote of Security Holders.

On June 3, 2014, CymaBay held the Annual Meeting. Set forth below is a brief description of each matter considered and voted upon at the Annual Meeting, together with the final tally of the number of votes cast for, against or withheld, as well as the number of abstentions and broker non-votes as to each such matter, including a separate tabulation with respect to each of the six directors. A more complete description of each matter is set forth in the Proxy Statement.

Proposal 1: Election of Directors.

CymaBay’s Stockholders elected each of the six directors proposed by CymaBay for re-election, to serve until the 2015 annual meeting of stockholders, and until their successors are elected and have qualified, or until their earlier death, resignation or removal. The tabulation of votes on this matter was as follows:

Director Nominee	Shares Voted For	Shares Withheld
Dr. Harold E. Van Wart, Ph.D.	5,811,117	0
Dr. Louis G. Lange, M.D., Ph.D.	5,811,102	15
Dr. Carl Goldfischer, M.D.	5,811,117	0
Dr. Hari Kumar, Ph.D.	5,811,117	0
Dr. Edward Penhoet, Ph.D.	5,811,117	0
Mr. Kurt von Emster	5,811,117	0

There were 3,279 broker non-votes for this proposal.

Proposal 2: Ratification of Selection of Independent Registered Public Accounting Firm

CymaBay’s Stockholders ratified the appointment of Ernst & Young LLP as the CymaBay’s independent registered public accounting firm for the fiscal year ending December 31, 2014. The tabulation of votes on this matter was as follows:

Shares voted for:	5,804,396
Shares voted against:	0
Shares abstaining	10,000
Broker non-votes	0

Proposal 3: Approval of 2013 Equity Incentive Plan, as Amended

CymaBay’s Stockholders approved the Amended Plan. The tabulation of votes on this matter was as follows:

Shares voted for:	5,530,374
Shares voted against:	280,743
Shares abstaining	0
Broker non-votes	3,279

Item 9.01.	Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit No.	Description

10.1	CymaBay Therapeutics, Inc. 2013 Equity Incentive Plan, as amended on June 3, 2014

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CymaBay Therapeutics, Inc.

By:	/s/ Sujal Shah
Name:	Sujal Shah
Title:	Chief Financial Officer

Dated: June 6, 2014

Exhibit Index

Exhibit No.	Description

10.1	CymaBay Therapeutics, Inc. 2013 Equity Incentive Plan, as amended on June 3, 2014